Finance Costs and Finance Income	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Finance Costs and Finance Income

9.  Finance Costs and Finance Income

           Continuing Operations

	2017 €m	2016 €m	2015 €m
Finance costs
Interest payable on borrowings	300	337	334
Net loss/(income) on interest rate and currency swaps	2	(10)	(32)
Mark-to-market of derivatives and related fixed rate debt:
- interest rate swaps (i)	16	14	12
- currency swaps and forward contracts	-	(3)	4
- fixed rate debt (i)	(23)	(20)	(22)
Net loss on interest rate swaps not designated as hedges	6	7	7
Net finance cost on gross debt including related derivatives	301	325	303

Finance income
Interest receivable on loans to joint ventures and associates	(5)	(4)	(4)
Interest receivable on cash and cash equivalents and other	(7)	(4)	(4)
Finance income	(12)	(8)	(8)

Finance costs less income	289	317	295

Other financial expense
Premium paid on early debt redemption	18	-	38
Unwinding of discount element of provisions for liabilities (note 26)	24	30	19
Unwinding of discount applicable to deferred and contingent acquisition consideration (note 19)	7	24	20
Pension-related finance cost (net) (note 28)	11	12	17
Total	60	66	94

Total net finance costs	349	383	389

(i)	The Group uses interest rate swaps to convert fixed rate debt to floating rate. Fixed rate debt, which has been converted to floating rate through the use of interest rate swaps, is stated in the Consolidated Balance Sheet at adjusted value to reflect movements in underlying fixed rates. The movement on this adjustment, together with the offsetting movement in the fair value of the related interest rate swaps, is included in finance costs in each reporting period.